In 1951, scientists Francis Crick, James Watson and Maurice Wilkins unveiled a profound biological finding—deoxyribonucleic acid, otherwise known as DNA. They described the molecular structure of their Nobel Prize-winning discovery as a double helix, or a spiral staircase with many individual steps. Today, we recognize DNA as a monumental discovery of the 20th century, marking the first great leap of the biotechnology revolution. Defined Asset Funds® offers you an opportunity that seeks to capitalize on the potential of this burgeoning frontier with our...

Biotechnology Portfolio

A Pioneering Sector

Since its infancy in the early 1950s, the science of biotechnology has grown from one of theoretical possibility to one of real-world application. Many pioneering biotechnology companies have matured, and are now capable of producing viable products and services, as well as managing and improving corporate earnings.

At Defined Asset Funds, we believe the biotechnology sector is just beginning to realize its full potential for several reasons:

New Products and Applications
  More new products and applications are being developed, and biotechnology companies are spending more money on research and development (R&D).
FDA Approval
  Biotechnology products have been receiving FDA approval at a faster pace. For example, from 1982 to 1994, a total of 15 biotechnology products received approval. In 1999 alone, the FDA approved 22 new biotechnology products.
An Economically Resistant Sector
  Biotechnology products may be resistant to cyclical economic trends because many drugs directly affect the quality of patients' lives.
Competitive Advantage
  Due to the complexity of its products, the biotechnology industry is not currently prone to generic competition.

Our Sector Strategy
The Defined Asset Funds Biotechnology Portfolio seeks capital appreciation by investing in a number of potentially dynamic companies in the biotecnhology sector. The stocks are researched and selected for their capital appreciation potential and strong fundamentals. Portfolio stocks represent a range of market capitalizations.

The Portfolio
Like other Defined Asset Funds, the Biotechnology Portfolio follows a disciplined strategy. It invests in a selection of stocks for a fixed period of time — in this case, two years. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge. We suggest you follow this strategy for four to six years for potentially more consistent results.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  This Portfolio, which is considered speculativem, is designed for investors who can assume the increased risks assoicated with biotechnology stocks. It is generally not appropriate for investors seeking capital preservation or current income. Most of these stocks do not pay dividends.
  There can be no assurance that this Portfolio will meet its objective.
  The value of your investment will fluctuate with the prices of the underlying stocks.
  This Portfolio consists entirely of biotechnology stocks whose prices can be extremely volatile. It should not be considered a complete investment program. This industry is subject to special risks including significant expenditures on research and development, FDA approval and product liability.
  This Portfolio contains international equity investments, which can involve special risks including higher price volatility, currency fluctuations and political developments.

Tax Efficiency
When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes.

This Portfolio may not be appropriate for foreign investors who would not be subject to U.S. withholding taxes if they directly owned the securities held by the Portfolio.

Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of six monthly installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life ($30.00 total).

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.50%	$15.00
Deferred Sales Charge Year 2	1.50%	$15.00

Maximum Sales Charge	4.00%	$40.00

Annual Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.207%	$2.04

Estimated Organization Costs		$2.59

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.
Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	4.00%
$50,000 to $99,999	3.75%
$100,000 to $249,999	3.25%
$250,000 to $999,999	3.00%
$1,000,000 or more	2.25%

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.